Exhibit 99.1

DIGITAL ALLY, INC.

CORPORATE GOVERNANCE GUIDELINES

Responsibility of the Board

The primary mission of the Board of Directors of Digital Ally, Inc. (the "Company") is to advance the interests of the Company’s stockholders by creating a valuable long-term business.  The Board believes that this mission is best served by establishing a corporate culture of accountability, responsibility and ethical behavior through the careful selection and evaluation of senior management and members of the Board and by carrying out the Board’s responsibilities with honesty and integrity.

The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its shareholders.  In discharging their obligations, directors should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors.  The directors shall also be entitled to have the Company purchase reasonable directors' and officers' liability insurance on their behalf, to the benefits of indemnification to the fullest extent permitted by law and the Company's Articles of Incorporation and Bylaws and to exculpation as provided by state law and the Company's Articles of Incorporation.  Board members are expected attend meetings of the Board and the Board committees on which they serve and to spend the time needed to appropriately discharge their responsibilities.

Director Selection

Board Membership Criteria.  The Nominating Committee is responsible for reviewing with the Board, at least annually, the appropriate skills and experience of new Board members, as well as the composition of the Board as a whole.  This assessment should include factors such as independence, judgment, skill, diversity, integrity and experience in the context of the needs of the Board.

Selection of Director Nominees.  The Nominating Committee will recommend candidates for election to the Board in accordance with the policies and principles in its charter and the criteria described in these Guidelines.  The invitation to join the Board should be extended by the Board jointly through the Chief Executive Officer of the Company (the "CEO") and the Chair of the Nominating Committee.  The Nominating Committee will review the nomination of an incumbent director for re-election to the Board upon expiration of such director’s term.

Director Orientation and Continuing Education.  The Company will establish and review periodically an orientation program for a new director which includes presentations by senior management.  All directors will also be invited to participate in the orientation program.  Periodically, the Company will provide opportunities for directors to visit the Company’s significant facilities in order to provide greater understanding of the Company’s business and operations.

Board Composition

Independent Directors.  A majority of the members of the Board shall be “independent” under the rules of NASDAQ and under applicable law.  The Board believes that the Company’s CEO generally should be the only Company executive serving as a director, except as may be appropriate as part of the succession process described below.

Size of the Board.  The Board presently has six members, and it is the sense of the Board that a size of between five and nine is appropriate.  The Board determines the number of directors as permitted in the Company’s Articles of Incorporation or Bylaws and will periodically review the size of the Board based on recommendations of the Nominating Committee.

Positions of Chairman and CEO.  The Board has no policy with respect to the separation of the offices of Chairman of the Board and the CEO.  The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company for the Board, with the assistance of the Nominating Committee, to make a determination whenever it elects a new chief executive officer.

Service on Other Boards.  No director should serve on more than three other boards of directors of publicly-held companies without the prior approval of the Nominating Committee.  Directors should advise the CEO and the Chair of the Nominating Committee in advance of accepting an invitation to serve on the board of directors of another company.  Additionally, the CEO and other executive officers must seek the approval of the Board before accepting membership on other boards (or similar bodies), including corporate and charitable boards.

Changes in Professional Responsibility.  The Board should consider whether a change in an individual’s professional responsibility directly or indirectly impacts that person’s ability to fulfill his or her obligations as a director of the Company.  Any director of the Company should submit his or her resignation upon retirement from, or other significant change in, his or her principal employment.  The Board may accept or reject such resignation in its discretion after consultation with the Nominating Committee.

Term Limits.  The Board does not believe it should establish term limits.  While term limits could help insure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.

Retirement Policy. Absence the prior approval of the Nominating Committee, no director may be nominated to a new term if he or she would be age 75 or older at the time of election by the shareholders.

Director Compensation and Performance

Compensation Policy and Annual Compensation Review.  It is the policy of the Board to provide independent directors with a mix of compensation, including an annual cash retainer, meeting attendance fees, and annual stock-based grants based on continued service on the Board and Company performance.  Proposed changes in Board compensation shall initially be reviewed by the Compensation Committee, but any changes in the compensation of directors shall require the approval of the Board.  The Compensation Committee shall periodically review the status of Board compensation in relation to other comparable companies and consider other factors the Committee deems appropriate, including whether directors' independence may be jeopardized if (i) director compensation and perquisites exceed customary levels, (ii) the Company makes substantial charitable contributions to organizations with which a director is affiliated, or (iii) the Company enters into consulting contracts with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated.  The Committee shall discuss its review with the Board.

Annual Performance Evaluation. Commencing in 2010, the Board of Directors will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively.  The Lead Director will oversee this process and, in connection with such evaluation, will receive comments from all directors and report annually to the Board with an assessment of the Board's performance and procedures.  This will be discussed with the full Board following the end of each fiscal year.

Transactions with Directors or their Affiliates. Except for employment arrangements with the CEO, the Company does not engage in transactions with directors or their affiliates if a transaction would cast into doubt the independence of a director, present the appearance of a conflict of interest, or is otherwise prohibited by law, rule or regulation.   This includes, directly or indirectly, any extension, maintenance or renewal of an extension of credit to any director or member of management of the Company.  This prohibition also includes significant business dealings with directors or their affiliates, substantial charitable contributions to organizations in which a director is affiliated, and consulting contracts with, or other indirect forms of compensation to, a director.  Any waiver of this policy may be made only by the Board or a Board committee and must be promptly disclosed to the Company’s stockholders.

Board Meetings and Communications to Non-Management Directors

Schedule.  Board meetings are scheduled in advance and held not less than quarterly.  The Board holds special meetings as required.

Agendas.  The CEO and other members of senior management will establish the agenda for each Board meeting.  Each Board member may submit items to be included on the agenda.  Board members also may raise subjects that are not on the agenda at any meeting.

Distribution of Board Material.  Information that is important to the Board’s understanding of the Company’s business should be distributed to the Board members a reasonable period of time before the Board meeting.

Strategic Planning.  The Board will review the Company's long-term strategic plans and principal issues that the Company will face in the future during at least one Board meeting each year.  The timing and agenda of this meeting shall be determined by the CEO.

Meetings of Non-Management and Independent Directors.  The directors will meet at least twice annually without management directors present.  In the event that the non-management members of the Board include individuals who are not "independent" under the rules of NASDAQ, then the independent directors shall meet at least annually without such non-management directors or any management directors present. Meetings of the non-management or independent directors should generally coincide with regularly scheduled Board meetings; however, a majority of the non-management directors may call a meeting of the non-management directors at any time and a majority of the independent directors may call a meeting of the independent directors at any time.  The director, or method for selecting a director, who presides at any meeting of the non-management or independent directors will be decided by the directors entitled to attend such meeting, and his or her name or such method will be disclosed in the Company's annual proxy statement.  The director presiding at any such meeting shall supervise the conduct of such meeting, shall communicate the results of the meeting to the CEO, as appropriate, and shall have other responsibilities which the non-management directors or independent directors may designate from time to time.

Communications with Non-Management Directors or the Lead Director.  Interested parties wishing to communicate directly with the non-management directors or the Lead Director may do so by writing, addressed as follows:  Lead Director, 7311 W. 130th, Suite 170, Overland Park, KS 66213, Attn: Corporate Secretary.

Board Presentations and Access to Employees and Advisors.  Directors shall have full access to officers and employees of the Company and, as necessary and appropriate, the Company’s independent advisors, including legal counsel and independent accountants.  Any meetings or contacts that a director wishes to initiate may be arranged through the CEO or the Corporate Secretary or directly by the director.  The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and will, to the extent appropriate, provide the CEO with a copy of any written communications between a director and an officer or employee of, or adviser to, the Company.

The Board encourages senior management to invite to Board meetings officers and other key employees who can provide additional insight into the items being discussed, or that senior management believes should be given exposure to the Board.

Board Interaction with Investors, Media and Others.  The Board believes that senior management speaks for the Company.  Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company, but the Board members will do so only with the knowledge and prior consent of senior management and, in most instances, only at the request of senior management.

Board Committees

Required Committees.  Consistent with NASDAQ's listing requirements, the Board will have at all times an Audit Committee, a Compensation Committee, and a Nominating Committee.  All of the members of those committees will be “independent” under the criteria established by NASDAQ and under applicable law.  In addition, the Company has a Strategic Planning Committee.

Committees shall receive authority exclusively through delegation from the Board through the by-laws, Board resolutions, committee charters or as provided by these guidelines.  All committee actions must be ratified by the Board before becoming effective, unless taken pursuant to an express delegation of authority.  In addition to the authority granted hereunder or under each committee’s charter, the Board and each committee have the power to hire independent legal, financial or other advisors as they may deem necessary without consulting or obtaining the approval of senior management.

Appointment and Term of Service of Committee Members.  Committee members will be appointed by the Board upon recommendation of the Nominating Committee with consideration of the desires of individual directors.  Consideration will be given to rotating committee members periodically, but the Board does not believe that rotation should be mandated as a policy.  Committee chairs shall be selected by the respective committee members, except with respect to the Audit Committee chair who will be selected by the Board.

Committee Charters.  Consistent with NASDAQ’s listing requirements, the Audit Committee, the Compensation Committee and the Nominating Committee will have a written charter approved by the Board.  The Company also has a Strategic Planning Committee with a written charter.  The charters will set forth the purposes and responsibilities of the committees as well as qualifications for committee membership, procedures for appointment and removal, structure and operations, and reporting to the Board.  The charters will also provide that each committee will annually evaluate its performance.  Consistent with NASDAQ’s listing requirements, the charters will be included on the Company’s website and copies of the charters will be made available upon request to the Company’s Corporate Secretary.

Committee Meetings and Committee Agenda.  Each committee chair, in consultation with the committee members and appropriate officers of the Company, will determine the frequency of committee meetings consistent with any requirements in the committee’s charter, provided that a majority of committee members may call a meeting of the committee on which they are members at any time.  Each committee chair, in consultation with the other members of the committee and senior management, will develop the committee’s agenda.

Other Committees.  The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.

Management Succession

CEO Selection.  The Board shall select a CEO in a manner that is in the best interests of the Company.

Evaluation of Executive Officers.  The Compensation Committee will conduct an annual review of the performance of the CEO, and the other executive officers of the Company in light of the goals and objectives of the Company.  The Compensation Committee will set executive officer compensation based on such factors as it deems appropriate.

Succession Planning and Management Development.  The Nominating Committee should, at least annually, make a report to the Board on succession planning.  The Company’s succession plan will include appropriate contingencies in case the CEO retires or is incapacitated.  The Board, with the assistance of the Nominating Committee, will evaluate potential successors to the CEO.  The CEO should at all times make available his recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

These guidelines will be included on the Company’s website and will be made available upon request to the Company’s Corporate Secretary.

November 20, 2009